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                                                                   EXHIBIT 10.20

                              TAX SHARING AGREEMENT

     AGREEMENT, dated as of June 17, 1998, by and between Chicago Title Corporation, a Delaware corporation ("CTC"), and Chicago Title and Trust Company, an Illinois corporation ("CT&T").

                                   WITNESSETH:

     WHEREAS, CTC is the common parent corporation of an "affiliated group" of corporations (the "CTC Group"), as that term is defined in section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which group includes CT&T and any corporation that is or subsequently becomes a member of an "affiliated group" of which CT&T would be the "common parent," as such terms are defined in Section 1504(a) of the Code, if CT&T were owned by individuals (CT&T and any present or future member of its affiliated group being referred to herein as the "CT&T Group"); and

     WHEREAS, CTC and CT&T desire to agree on an equitable basis for determining the amount to be paid by CT&T to CTC on account of the CT&T Group's inclusion in the CTC Group's consolidated federal income tax returns.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Inclusion in CTC Return. CT&T agrees to join, and -shall cause each other member of the CT&T Group to join, in the filing of the CTC Group's consolidated federal income tax return for each taxable year for which CT&T is eligible to join in such filing. CT&T agrees to, and agrees to cause each member of the CT&T Group to, file such consents, elections, and other documents and to take such other action as may be necessary or appropriate to carry out the purposes of this Agreement. CTC agrees that CTC shall timely file the CTC Group's consolidated federal income tax return for each taxable year that CT&T is a member of the CTC

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Group, and CTC shall pay the amount of tax imposed by Subtitle A or F of the
Code as reflected thereon or due with respect thereto.

     In all matters relating to the CTC Group's consolidated tax liability, CTC is the agent for each member of the CTC Group, including CT&T. As said agent, CTC has the sole authority and discretion to make any election for each member, including any election that must be made to determine a member's separate taxable income for purposes of computing the consolidated taxable income of the CTC Group.

     2. The CT&T Group's Hypothetical Tax. For purposes of this Agreement, the "CT&T Group's hypothetical tax" for any taxable year covered by this Agreement shall be the federal income tax liability that the CT&T Group would have had for such taxable year if the CT&T Group had filed its own consolidated federal income tax return for such taxable year, taking into account any carryovers to, or carrybacks from, other taxable years of the CT&T Group (or any member thereof) that are available in such taxable year of the CT&T Group, or would have been so available if the CT&T Group had filed its own consolidated (or where applicable, separate) federal income tax returns for such other taxable years, and the CT&T Group was subject to tax on all of its taxable income at the applicable maximum rate specified in the Code but without the benefit of any surtax exemption. In computing the CT&T Group's hypothetical tax: (1) there will be eliminated from taxable income any intercompany dividends that would be eliminated under Treasury Regulation Section 1.1502-14(a); (ii) intercompany transactions between members of the CTC Group that would be deferred under Treasury Regulation Section 1.1502-13 shall be deferred; (iii) in the case of any item of income, gain, loss deduction or credit that is computed or subject to a limitation only on a consolidated basis, including but not limited to, charitable contributions, capital losses, foreign tax credits, research


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and experimentation credit and Section 1231 gains and losses ("Consolidated
Items"), such Consolidated Items shall be taken into account by the CT&T Group only if, and to the extent (determined by CTC on any reasonable basis), that a Consolidated Item is taken into account and actually affects the amount of the tax liability of the CTC Group; and (iv) in the case of the treatment of an item subject to an election made only on a consolidated basis, the treatment will be governed by the election made by CTC on the consolidated return. All intercompany transactions (as defined in Treasury Regulation Section 1.1502-13(a)) between members of the CTC Group will be taken into account in computing the CT&T Group's hypothetical tax at the time when such transactions are required to be recognized by the CTC Group under Treasury Regulation Section 1.1502-13, and any Consolidated Item not initially taken into account in computing the tax of the CT&T Group shall be taken into account by the CT&T Group in the year, and to the extent, that such Consolidated Item is taken into account by the CTC Group.

     3. Payment. With respect to each taxable year for which CT&T is at any time a member of the CTC Group:

     a. On each due date for payment of any required installment of estimated federal income tax (determined under Section 6655 of the Code) and on the due date (determined without regard to any extensions) for filing the CTC Group consolidated federal income tax return (determined under Section 6072 of the Code), CT&T shall pay to CTC the federal income tax imposed by Subtitle A and F of the Code on the CT&T Group's hypothetical tax that would have been payable on such date if the CT&T Group were filing its own consolidated federal income tax return for such taxable year. In computing CT&T's estimated federal income tax payments, each payment shall be sufficient to avoid incurring any addition to tax by the CT&T Group under Section 6655 of the Code by reason of an underpayment by a "large corporation"


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within the meaning of Section 6655(g)(2) of the Code and shall be consistent with the elections permitted to be made under Section 6655(d) and (e) of the Code as actually made by CTC, in its sole discretion, for such taxable year and communicated to CT&T.

     b. On or prior to the date the CTC Group consolidated return is actually filed for a taxable year, CT&T shall pay to CTC, or CTC shall pay to CT&T, as the case may be, the difference between the CT&T Group's hypothetical tax for such taxable year and the amount paid by CT&T to CTC pursuant to paragraph 3(a) hereof for such taxable year. If the CT&T Group for such taxable year has a loss or credit which could be carried back to and which would reduce the CT&T Group's hypothetical tax (as adjusted) for any earlier taxable year for which the CT&T Group was included in the CTC Group, then (x) if and to the extent that such loss or credit is utilized to actually reduce the CTC Group's tax liability for such current taxable year, CTC shall pay to CT&T on the date the CTC Group consolidated return is actually filed for such taxable year the amount by which the CT&T Group's hypothetical tax in such earlier taxable year is reduced by reason of such carryback or (y) if and to the extent that such loss or credit is actually carried back to an earlier taxable year of the CTC Group, CTC shall pay to CT&T on the date any refund of tax is actually received the amount by which the CT&T Group's hypothetical tax in such earlier year is reduced by reason of such carryback together with any applicable interest.

     c. All payments required to be made by CT&T to CTC shall be made by (1) either by wire transfer or the deposit of "immediately available funds" on the required date of payment to the appropriate bank account as may be designated by CTC for that purpose, provided that telephonic notice of any transfer is provided to CTC, or (ii) any other method agreed to by the parties; provided that, such method reflects an attempt in good faith to make a required payment on the day when due. In the case of amounts payable by CTC to CT&T under


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this Agreement, such amounts shall be paid under the same standards and conditions as required of CT&T.

     4. Adjustments. CT&T agrees that CTC alone shall be responsible for, and shall have sole and absolute discretion with respect to, claiming any deductions or credits not claimed on the CTC Group consolidated return as filed, the filing of any amended returns, agreeing to, contesting, or settling any adjustments to the CTC Group's federal income tax liability for any taxable year covered by this Agreement, and CTC shall pay any deficiencies in, or receive any refunds of, the CTC Group's federal income tax liability for any such taxable year resulting from a final determination by the Internal Revenue Service or the courts, or from carrybacks or carryovers of the CTC Group from or to other taxable years. On or prior to the date of payment or receipt or, if there is to be no payment or receipt, then on or prior to the date on which there is an adjustment in the CT&T Group's hypothetical tax resulting from a final determination by the Internal Revenue Service or the courts, or from carrybacks or carryovers of the CTC Group from other taxable years, CT&T shall pay to CTC or CTC shall pay to CT&T, as the case may be, the amount necessary to reflect all adjustments in the CT&T Group's hypothetical tax for any taxable year, together with any interest and penalties fairly attributable thereto.

     5. Resolution of Disputes as to the CT&T Group's Hypothetical Tax. In the event of a disagreement between the parties hereto as to the amount of the CT&T Group's hypothetical tax for any taxable year covered by this Agreement, such amount shall be determined by the independent certified public accountants who audit CTC's certified financial statements at the time such dispute arises, and the determination of such accountants shall be final and binding on the parties hereto.


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     6. CTC Indemnity. Provided that CT&T has made the payments required of CT&T under this Agreement, CTC shall be liable for, and shall indemnify and hold harmless CT&T and each member of the CT&T Group from and against any liabilities for the taxes imposed by Subtitle A or F of the Code on the CTC Group for each taxable year for which CT&T joined in the filing of the CTC Group consolidated federal income tax return.

     7. Earnings and Profits and Characterization of Payments. Earnings and profits of each member of the CTC Group shall be calculated by allocating the federal income tax liability of the CTC Group to each member in accordance with the method described in Section 1552(aX2) of the Code and the applicable Treasury Regulations thereunder.

     8. Certain Combined State Taxes.

     a. In the case of any tax imposed by a State or political subdivision thereof which (i) is imposed on, or measured by, gross or net receipts, income, capital or net worth, including State and focal franchise or similar taxes measured by net income, excluding any telecommunications, gross receipts (other than taxes on gross receipts that are imposed in lieu of a tax on net receipts) and other transactional taxes and (ii) are computed on a consolidated, unitary or combined basis by reference to the income and/or activities of members of the CTC Group other than members of the CT&T Group and members of the CT&T Group (a "Combined Tax"), such Combined Tax shall be allocated between members of the CTC Group other than members of the CT&T Group and members of the CT&T Group first on the basis of, and to the extent that, the receipts, income, capital or net worth of a member resulted in, or increased, such Combined Tax, with any remaining Combined Tax allocated among the members on the basis which each member's relative attribute (positive or negative) was taken into account in determining the amount of the Combined Tax.


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     b. Payments of Combined Tax among members of the CTC Group other than members of the CT&T Group and members of the CT&T Group shall be made at the times and in the amounts otherwise consistent with the provisions of Section 3 hereof.

     9. Miscellaneous Provisions.

     a. Entire Understanding. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof. No alteration, amendment or modification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each of the parties hereto.

     b. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed entirely within such state.

     c. Further Assurances. The parties hereto shall execute and deliver such further instruments and do such further acts and things (including, without limitation, by causing their subsidiaries to execute and deliver such instruments and to do such acts and things) as may be required to carry out the intent and purpose of this Agreement. The parties each shall cooperate with the other with respect to the preparation and filing of any tax return or the conduct of any tax audit or other tax proceeding. If any party has possession of documents or records which relate to, or could affect, any item of income, loss, deduction, credit, tax basis or other tax attributes of any other party hereto, such party shall take reasonable steps to preserve such documents or records for the same period and to the same extent as such party preserves and protects its own similar tax documents, and prior to destroying or discarding any such records shall notify the party to whom the records relate and offer such party the opportunity, at such parties' expense, to take possession or control of such documents.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date indicated by their duly authorized officers effective as of the date first above written, with execution in counterparts permitted.

                                        CHICAGO TITLE INSURANCE COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


                                        TICOR TITLE INSURANCE COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


                                        SECURITY UNION INSURANCE COMPANY


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


                                        CHICAGO TITLE CREDIT SERVICES, INC.


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


                                        CHICAGO TITLE FLOOD SERVICES, INC.


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


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                                        CHICAGO TITLE MARKET INTELLIGENCE, INC.


                                        By: /s/
                                            ------------------------------------
                                        Title: Authorized Officer
                                        Date:
                                              ----------------------------------

Attest:
        -----------------------------


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